Exhibit 10.11

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 28, 2008 (this “Amendment”), among BT TRIPLE CROWN MERGER CO., INC., a Delaware corporation (“Merger Sub”), CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

Merger Sub, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of May 13, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Merger Sub has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended as follows:

(a)	by adding the following as a new subclause (d):

“(d) AHYDO Catch-Up Payment. On the first Interest Payment Date following the fifth anniversary of the “issue date” (as defined in Treasury Regulation Section 1.1273-2(a)(2), “Issue Date”) of each Loan made on the Closing Date, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of the principal of such Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date. On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Delayed Draw 1 Term Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Delayed Draw 1 Term Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date. On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Delayed Draw 2 Term Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Delayed Draw 2 Term Loan in an amount equal to the AHYDO

Catch-Up Payment with respect to such Loan for such Interest Payment Date. On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Revolving Credit Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Revolving Credit Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date. For the purposes of this Section 2.05(d), the “AHYDO Catch-Up Payment” for a particular Interest Payment Date with respect to a particular Loan means the minimum principal prepayment sufficient to ensure that as of the close of such Interest Payment Date, the aggregate amount which would be includible in gross income with respect to such Loan before the close of such Interest Payment Date (as described in Section 163(i)(2)(A) of the Internal Revenue Code of 1986, as amended (the “Code)) does not exceed the sum (described in Section 163(i)(2)(B) of the Code) of (i) the aggregate amount of interest to be paid under such Loan (including for this purpose any AHYDO Catch-Up Payments) made before the close of such Interest Payment Date plus (ii) the product of the issue price of such Loan as defined in Section 1273(b) of the Code (that is, the first price at which a substantial amount of the Loan is sold, disregarding for this purpose sales to bond houses, brokers or similar persons acting in the capacity of underwriters, placement agents or wholesalers) and its yield to maturity (within the meaning of Section 163(i)(2)(B) of the Code), with the result that that such Loan is not treated as having “significant original issue discount” within the meaning of Section 163(i)(1)(C) of the Code; provided, however, for avoidance of doubt, that if the yield to maturity of such Loan is less than the amount described in Section 163(i)(1)(B) of the Code, the AHYDO Catch-Up Payment shall be zero for each Interest Payment Date with respect to such Loan. It is the intention of this Section 2.05(d) that each Loan will not be an “applicable high yield discount obligation” (“AHYDO”) within the meaning of Section 163(i)(1) of the Code, and this Section shall be interpreted consistently with such intent. Each prepayment of a Loan made in accordance with this Section 2.05(d) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares of such prepayment. Each prepayment of a Term Loan made in accordance with this Section 2.05(d) shall be applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity. The computations and determinations required under this Section 2.05(d) shall be made by the Parent Borrower in its good faith reasonable discretion and shall be binding upon Holders of Term Loans absent manifest error.”

(b)	by renumbering subclause (d) as subclause (e).

SECTION 3. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 6.14. Designation of Subsidiaries. The board of directors of the Parent Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) the Parent Borrower shall be in compliance with Section 7.14 calculated on a pro forma basis for such designation in accordance with Section 1.10 (and, as a condition precedent to the effectiveness of any such designation, the Parent Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the ABL Facilities, the New Senior Notes, or any other Junior Financing or any other Indebtedness of any Loan Party. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein at the date of designation in an amount equal to the Fair Market Value of the Parent Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Loan Parties in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of the Loan Parties’ (as applicable) Investment in such Subsidiary.”

SECTION 4. Amendment to Section 7.12. Section 7.12(a)(v) of the Credit Agreement is hereby amended by replacing the words “New Senior Toggle Notes” with the words “New Senior Notes.”

SECTION 5. Amendment to Section 9.16. Section 9.16 of the Credit Agreement is hereby amended by deleting the title and the first clause thereof and replacing it with the following:

“SECTION 9.16. Administrative Agent as Holder of Security Interests Granted by Foreign Subsidiary Revolving Borrowers. With respect to any Foreign Subsidiary Revolving Borrower:”

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective upon the Administrative Agent’s receipt of executed counterparts of this Amendment, executed by Merger Sub and the Required Lenders.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the L/C Issuer, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 8. Applicable Law; Waiver of Jury Trial.

(A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(B) EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by facsimile or electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or electronic transmission.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment

SECTION 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BT TRIPLE CROWN MERGER CO., INC.

By:	/s/ James C. Carlisle
Name:	James C. Carlisle
Title:	Vice President and Assistant Treasurer

[Signature Page - Amendment No. 2]

CITIBANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender,

By:	/s/ Timothy P. Dilworth
Name:	Timothy P. Dilworth
Title:	Vice President

[Signature Page - Amendment No. 2]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ David Mayhew
Name:	David Mayhew
Title:	Managing Director

By:	/s/ Stephen Cayer
Name:	Stephen Cayer
Title:	Director

[Signature Page - Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Gene Martin
Name:	Gene Martin
Title:	Vice President

[Signature Page - Amendment No. 2]

MORGAN STANLEY BANK, as a Lender

By:	/s/ Gene Martin
Name: Gene Martin
Title: Authorized Signatory

[Signature Page - Amendment No. 2]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Judith E. Smith	/s/ Morenikeji Ajayi

Name:	Judith E. Smith	Morenikeji Ajayi
Title:	Director	Associate

[Signature Page - Amendment No. 2]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Steven Killileg
Name:	Steven Killileg
Title:	Managing Director

[Signature Page - Amendment No. 2]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joe Mynatt
Name:	Joe Mynatt
Title:	Director

[Signature Page - Amendment No. 2]